Exhibit 10.12


                Assignment and Assumption Agreement and Consent
                               November 11, 2004

Re:   Assignment by iVoice Technology , Inc., a Nevada corporation (the
"Assignor") to and the Assumption by IVoice Technology , Inc., a New Jersey corporation (the "Assignee"), of the agreements listed on Attachment A.


Due to the excessive initial filing fees in the State of Nevada, iVoice, Inc. has decided to reincorporate iVoice Technology, Inc. in the State of New Jersey. Therefore:

      (a) Assignor hereby irrevocably assigns and transfers to Assignee, its successors and assigns, all of Assignor's right, title and interest in and to the agreements listed on Attachment A herein (the "Assigned Agreements"), subject to the provisions of this letter. Assignee hereby accepts the assignment of the Assigned Agreements.

      (b) Assignee hereby expressly acknowledges and agrees that the Assignee is accepting the assignment specified in Section (a) above that Assignee hereby agrees to satisfy the Assumed Obligations (as described below).

      (c).  Assumed Obligations

      Assignee hereby expressly assumes and agrees to pay, perform and discharge, in due course all of the obligations and liabilities of the Assignor of the Assigned Agreements.

iVoice Technology , Inc.                  IVoice Technology , Inc.
a Nevada corporation                      a New Jersey corporation

By: /s/ Arie Seidler                      By: /s/ Arie Seidler
   ---------------------                     -----------------------
      Arie Seidler                              Arie Seidler
      President                                 President

      The undersigned hereby acknowledge and consent to the assignment and assumption by the Assignor and the Assignee of the Assigned Agreements, but only in regard to those Assigned Agreements to which the undersigned are a party thereto.

Jerome Mahoney
an individual


By: /s/ Jerome Mahoney
   -----------------------

Arie Seidler
an individual


By: /s/ Arie Seidler
   -----------------------

iVoice Technology, Inc.


By: /s/ Jerome Mahoney
   -----------------------
      Jerome Mahoney
      President

Attachment A


Employment Agreement, dated as of August 1, 2004, between iVoice Technology, Inc. and Jerome Mahoney

Employment Agreement, dated as of August 1, 2004, between iVoice Technology, Inc. and Arie Seidler

Administrative Services Agreement, dated August 1, 2004, between iVoice, Inc. and iVoice Technology , Inc.